EXHIBIT 10.29

OMNIBUS JOINDER AND AMENDMENT TO LOAN DOCUMENTS

This OMNIBUS JOINDER AND AMENDMENT TO LOAN DOCUMENTS (“Amendment”) is dated as of December 16, 2009, by and among COHEN BROTHERS, LLC, a Delaware limited liability company (“Borrower”), each of the Subsidiary Guarantors a party hereto, certain Subsidiaries of Borrower acquired pursuant to the Merger and identified on the signature pages hereto as “Joining Guarantors” (each, a “Joining Guarantor” and collectively, the “Joining Guarantors”), TD BANK, N.A., a national banking association, in its capacity as agent (“Agent”), TD BANK, N.A. in its capacity as issuing bank (“Issuing Bank”) and each of the financial institutions which are now or hereafter identified as Lenders on Exhibit A (as such Exhibit may be amended, modified or replaced from time to time) attached to the Loan Agreement (as defined below), (such financial institutions, collectively the “Lenders” and each individually a “Lender”).

BACKGROUND

A. Pursuant to the terms of that certain Amended and Restated Loan and Security Agreement dated June 1, 2009, by and among Borrower, Agent, Issuing Bank and Lenders (as the same has been or may be supplemented, restated, superseded, amended or replaced from time to time, the “Loan Agreement”), Lenders made available to Borrower a revolving line of credit not to exceed Thirty Million Dollars ($30,000,000) (the “Loans”). All capitalized terms used herein without further definition shall have the respective meaning set forth in the Loan Agreement.

B. To induce Agent and Lenders to enter into the Loan Agreement and to continue to make the Loans available to Borrower, each of Borrower, Parent and each Subsidiary Guarantor granted to Agent, for the ratable benefit of Secured Parties, a security interest in the Collateral.

C. Joining Guarantors are Subsidiaries of Borrower and, in recognition of the benefits and privileges thereunder, each Joining Guarantor, Borrower, Parent and each Subsidiary Guarantor has requested that Joining Guarantors be permitted to join into the Loan Documents, as if original signatories thereto, and Agent and Lenders have so consented subject to the terms and conditions hereof.

D. In connection with the Merger, Post-Merger Parent changed its name from “Alesco Financial, Inc.” to “Cohen & Company Inc.”

NOW, THEREFORE, with the foregoing Background incorporated by reference and intending to be legally bound hereby, the parties agree as follows:

1. Joinder. Upon the effectiveness of this Amendment:

(a) Each Joining Guarantor becomes a Subsidiary Guarantor under the Loan Agreement and the Loan Documents. All references to Subsidiary Guarantors contained in the Loan Agreement and Loan Documents are hereby deemed for all purposes to also refer to and include Joining Guarantors as Subsidiary Guarantors and Joining Guarantors hereby agree to comply with all of the terms and conditions of the Loan Documents (to which the other Subsidiary Guarantors are a party) as if original signatories thereto.

(b) Each Joining Guarantor joins in, assumes, adopts and becomes a Debtor (as defined therein) under the Guarantor Security Agreement. All references to Debtors contained in the Guarantor Security Agreement are hereby deemed for all purposes to also refer to and include each Joining Guarantor as a Debtor and each Joining Guarantor hereby agrees to comply with all of the terms and conditions of the Guarantor Security Agreement as if an original signatory thereto.

(c) Each Joining Guarantor joins in, assumes, adopts and becomes an Undersigned (as defined therein) under the Surety and Guaranty Agreement. All references to Undersigned contained in the Surety and Guaranty Agreement are hereby deemed for all purposes to also refer to and include each Joining Guarantor as an Undersigned and each Joining Guarantor hereby agrees to comply with all of the terms and conditions of the Surety and Guaranty Agreement as if an original signatory thereto. Each Joining Guarantor is jointly and severally liable for, and hereby guarantees and becomes surety for, the unconditional and prompt payment and performance to Secured Parties of all Obligations.

(d) Each Joining Guarantor which has one or more Subsidiaries joins in, assumes, adopts and becomes a Pledgor (as defined therein) under the Sponsored CDO Pledge Agreement. All references to Pledgor contained in the Sponsored CDO Pledge Agreement are hereby deemed for all purposes to also refer to and include each such Joining Guarantor as a Pledgor and each such Joining Guarantor hereby agrees to comply with all of the terms and conditions of the Sponsored CDO Pledge Agreement as if an original signatory thereto.

2. Amendment to Loan Documents.

(a) Section 1.1 of the Loan Agreement shall be amended by deleting the definitions of “Affirmation of Security Documents”, “Consolidated Net Worth”, “Consolidated Total Liabilities”, “Liquidity”, “Permitted Investments”, “Post-Merger Parent” and “Subsidiary Guarantor” and replacing each as follows:

Affirmation of Security Documents – That certain Amended and Restated Affirmation of Existing Security Documents made as of December 16, 2009 by Parent, Borrower and Subsidiary Guarantors in favor of Agent.

Consolidated Net Worth – At any time, the sum of the amount by which all of Borrower’s (i) consolidated assets (excluding assets attributable to Non-Consolidation Entities and the Broker Entity), plus Subordinated Debt, exceed all of (ii) Consolidated Total Liabilities, all as would be shown on Borrower’s consolidated balance sheet prepared in accordance with GAAP.

Consolidated Total Liabilities – At any time, the aggregate total amount of Borrower’s consolidated liabilities as would be shown on Borrower’s consolidated balance sheet prepared in accordance with GAAP; provided, however that such aggregation shall not include the amount of liabilities of Non-Consolidation Entities and the Broker Entity.

Liquidity – At any particular time, an amount (i) held by Borrower and/or any Subsidiary Guarantor and (ii) equal to the sum of (a) cash, (b) securities with maturities of 90 days or less from the date of acquisition issued or fully guaranteed or insured by the United States or any agency thereof, (c) certificates of deposit with maturities of 180 days or less from the date of acquisition and overnight bank deposits of any commercial bank having capital, surplus and undivided profits aggregating at least $500,000,000, (d) repurchase obligations of any commercial bank satisfying the requirements of clause (c) of this definition, (e) commercial paper of a domestic issuer rated at least A-1 or better by S&P or P-1 or better by Moody’s and in either case maturing within 90 days after the date of acquisition, (f) securities with maturities of 90 days or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States or by any political subdivision or taxing authority of any such state, commonwealth or territory, and such securities of such state commonwealth, territory, political subdivision or taxing authority, as the case may be, are rated at least A by S&P or A by Moody’s, (g) securities with maturities of 90 days or less from the date of acquisition backed by standby letters of credit issued by any commercial bank satisfying the requirements of clause (c) of this definition, (h) shares of money market, mutual or similar funds which invest exclusively in assets satisfying the requirements of clauses (b) through (g) of this definition, or (i) securities with maturities greater than 90 days from the date of acquisition issued or fully guaranteed by the United States, any agency thereof, any state, commonwealth or territory of the United States or by any political subdivision or taxing authority of any such state, commonwealth or territory, and such securities of such state commonwealth, territory, political subdivision or taxing authority, as the case may be, are rated at least AAA by S&P or AAA by Moody’s, all as determined for Borrower and its consolidated Subsidiary Guarantors on a consolidated basis in accordance with GAAP.

Permitted Investments – (a)(i) obligations issued or guaranteed by the United States of America or any agency thereof, (ii) commercial paper with maturities of not more than 180 days and a published rating of not less than A-1 or P-1 (or the equivalent rating) by a nationally recognized investment rating agency, (iii) certificates of time deposit and bankers’ acceptances having maturities of not more than 180 days and repurchase agreements backed by United States government securities of a commercial bank if (A) such bank has a combined capital and surplus of at least $500,000,000, or (B) its debt obligations, or those of a holding company of which it is a Subsidiary, are rated not less than A (or the equivalent rating) by a nationally recognized investment rating agency, (iv) U.S. money market funds that invest solely in obligations issued or guaranteed by the United States of America or an agency thereof; and (v) without duplication of the items in clauses (a)(i) through (iv) above, any investment delineated in the definition of “Liquidity” (b) loans to employees not to exceed $500,000 in the aggregate outstanding at any time; (c) so long as no Default or Event of Default exists, or after giving effect to any such investment would exist, (i) securities consisting of interests in an entity engaged in a Collateralized Debt Offering, structured finance transaction or any other similar transaction and (ii) after the Merger, credit default swaps, corporate bonds, mortgage and asset-backed securities, collateralized debt obligations and corporate mortgage and consumer loans, provided that with respect to both clause (i) and (ii) of this clause (c), no such investment in any single entity or asset shall exceed $15,000,000 and the aggregate amount of investments in all such entities and assets while this Agreement is in effect shall not exceed $50,000,000; (d) securities, notes or other forms of investment purchased by Borrower or a Subsidiary Guarantor that are or will be issued by entities advised or sub-advised by Borrower or a Subsidiary Guarantor; (e) investments existing on the Closing Date and disclosed on Schedule “5.10(a)” and up to an additional $675,000 worth of common shares of Muni Funding Company of America, LLC; (f) Capital Stock of an entity that satisfies the provisions of Section 7.4(b); and (g) investments in Subsidiaries reflected on Schedule “5.9”; provided however, that nothing contained herein shall prevent Borrower from organizing new Subsidiaries in accordance with all of the conditions set forth in this Agreement.

Post-Merger Parent – Cohen & Company Inc., a Maryland corporation (formerly, Alesco Financial Inc.).

Subsidiary Guarantor – Alesco Collateral Holdings I, L.P., Alesco Funding, LLC, Alesco Holdings, Ltd., Alesco Loan Holdings, LLC, Alesco Loan Holdings Trust, Alesco Securities, LLC, Alesco TPS Holdings, LLC, Alesco Warehouse Conduit, LLC, Brigadier Capital Management, LLC, Brigadier GP, LLC, CIRA ECM, LLC, Cohen & Compagnie, Cohen & Company Funding, LLC, Cohen & Company Management, LLC, Cohen & Company Ventures, LLC, Cohen Asia Investments, Ltd., Cohen Bros. Acquisitions, Dekania Capital Management, LLC, Dekania Investors, LLC, EuroDekania Management Limited, Strategos Capital Management, LLC, Sunset Financial Holdings, LLC, Sunset Funding, LLC, Sunset Holdings, Ltd., Sunset Investment Vehicle, LLC, Sunset Loan Holdings Trust, Sunset TPS Holdings, LLC, and any other Person who may hereafter guaranty, as surety, all of the Obligations. Notwithstanding inclusion of each of Cohen & Compagnie and EuroDekania Management Limited as a “Subsidiary Guarantor” hereunder, neither of Cohen & Compagnie or EuroDekania Management Limited shall be required to execute the Surety and Guaranty Agreement or Guaranty Security Agreement.”

(b) Section 5.22 of the Credit Agreement is hereby deleted in its entirety and replaced as follows:

“5.22 Deposit Accounts. Borrower has furnished to Agent a certified list of each of Borrower’s and each Subsidiary Guarantors’ Deposit Accounts, which list is true, accurate and complete immediately after giving effect to the Merger.”

(c) Section 6.8(a) of the Credit Agreement is hereby deleted in its entirety and replaced as follows:

“(a) Consolidated Net Worth – Borrower shall maintain at all times Consolidated Net Worth of not less than $40,000,000, to be tested quarterly at the end of each fiscal quarter.”

(d) Section 6.8(d) of the Credit Agreement is hereby deleted in its entirety and replaced as follows:

“(d) Liquidity – From and after the consummation of the Merger, Borrower shall maintain at all times, to be tested monthly as of each month end, a minimum Liquidity of no less than the sum of the then outstanding principal balance of Revolving Credit Loans plus unreimbursed Letters of Credit plus outstanding and undrawn Letters of Credit; provided, that, in no event may Liquidity attributable to clause (i) of the definition thereof exceed fifty percent (50%) of Borrower’s Liquidity.”

(e) New Section 6.9(a)(vii) is hereby added to the Credit Agreement as follows:

“(vii) within fifteen (15) days after the end of each calendar month, a report or reports, in form and substance satisfactory to Agent, showing Borrower’s compliance with the Liquidity covenant contained in Section 6.8(d) of this Agreement for the previous calendar month.”

(f) Section 7.16 of the Credit Agreement is hereby deleted in its entirety and replaced as follows:

“7.16 Credit Enhancements. Borrower and Subsidiary Guarantors shall not permit the Broker Entity to provide credit enhancements in any form (including, without limitation, in the form of guaranties, liens, cash, securities or Indebtedness) in excess of Forty Five Million Dollars ($45,000,000) in the aggregate at any time.”

3. Representations and Warranties. Borrower and Subsidiary Guarantors, including Joining Guarantors, warrant and represent to Agent and Lenders that:

(a) Each of the Schedules to the Loan Agreement other than Schedules A, B and 5.22, are amended and restated in their entirety and collectively attached as Schedule A to this Amendment. By execution of this Amendment, and after giving effect to the amended and restated Schedules attached as Schedule A to this Amendment, all representations and warranties made to Agent, Issuing Bank and Lenders under the Loan Agreement and each of the other Loan Documents are true and correct as of the date hereof as though made on and as of the date hereof, all of which shall be deemed continuing until all of the Obligations due to Secured Parties are indefeasibly paid and satisfied in full.

(b) The execution and delivery of this Amendment and the performance by Borrower and each Subsidiary Guarantor (including each Joining Guarantor) of the transactions herein contemplated will not violate any Requirement of Law, or Borrower’s or Subsidiary Guarantor’s (including each Joining Guarantor’s) certificate of formation, operating agreement or any other organizational documents, or violate or result in a default (immediately or with the passage of time) under any contract, agreement or instrument to which Borrower or such Subsidiary Guarantor (including each Joining Guarantor), is a party, or by which Borrower or such Subsidiary Guarantor (including each Joining Guarantor) is bound. Neither Borrower nor any Subsidiary Guarantor (including each Joining Guarantor) is in violation of any term of any agreement or instrument to which it is a party or by which it may be bound which violation has or could have a Material Adverse Effect, or of its respective charter, minutes or bylaw provisions, or certificate of formation, operating agreement or any other organizational document. Borrower and each Subsidiary Guarantor (including each Joining Guarantor) has all requisite power and authority to enter into and perform this Amendment and the transactions herein contemplated, and to incur the obligations herein provided for, and has taken all proper and necessary action to authorize the execution, delivery and performance of this Amendment and the transactions herein contemplated.

(c) This Amendment and any assignment or other instrument, document or agreement executed and delivered in connection herewith, will be valid, binding and enforceable against Borrower and each Subsidiary Guarantor (including each Joining Guarantor) in accordance with its respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles.

(d) No Default or Event of Default exists.

(e) None of the Capital Stock of any Joining Guarantor is a “certificated security” as such term is defined in Article 8 of the UCC.

4. Ratification of Loan Documents. This Amendment is hereby incorporated into and made a part of the Loan Agreement and all other Loan Documents respectively, the terms and provisions of which, except to the extent expressly modified by this Amendment are each ratified and confirmed and continue unchanged in full force and effect. Any reference to the Loan Agreement or other Loan Documents respectively in this or any other instrument, document or agreement related thereto or executed in connection therewith shall mean the Loan Agreement and other Loan Documents respectively as amended by this Amendment.

5. Confirmation of Indebtedness. Borrower and each Subsidiary Guarantor, including each Joining Guarantor, confirms and acknowledges that as of the close of business on December 15, 2009, (i) it is indebted to Agent and Lenders under the Loan Documents in the aggregate principal amount of $24,950,000 and (ii) Issuing Bank has issued Letters of Credit in the face amount of $1,292,000, in each case without any deduction, defense, setoff, claim or counterclaim, of any nature as of the date of this Amendment, plus all fees, costs and Expenses incurred to date in connection with the Loan Documents.

6. Effectiveness Conditions. This Amendment shall become effective upon the satisfaction of the following conditions:

(a) Except as provided in subsection (a)(x) below, Borrower shall have delivered or caused to be delivered to Agent the following:

(i) this Amendment and the Amended and Restated Affirmation of Existing Security Documents, each executed by Borrower and each Subsidiary Guarantor, including each Joining Guarantor, as applicable;

(ii) certified copies of (i) resolutions of the board of trustees or board of managers or the members (as applicable) of each Joining Guarantor authorizing the execution, delivery and performance of this Amendment and the transactions contemplated hereby, and (ii) each Joining Guarantor’s certificate of incorporation, certificate of limited partnership, certificate of formation or certificate of trust (as applicable) and by-laws, operating agreement, limited partnership agreement, memorandum and articles of association or declaration of trust (as applicable);

(iii) an incumbency certificate for each Joining Guarantor identifying all individuals authorized to execute this Amendment, with specimen signatures;

(iv) a good standing or subsistence certificate for each Joining Guarantor showing each Joining Guarantor to be in good standing in its state of organization and in each other state in which it is doing and presently intends to do business;

(v) a written opinion of each Joining Guarantor’s independent counsel addressed to Agent for the benefit of all Lenders and opinions of such other counsel as Agent deems necessary;

(vi) certification by the chief financial officer of Borrower that no event has occurred which would reasonably be likely to have a Material Adverse Effect;

(vii) the following lien searches (the results of which are to satisfactory to the Agent in its sole discretion): (A) UCC searches with the Secretary of State and local filing office of each state where each Joining Guarantor is organized, maintains its executive office, a place of business, or assets, (other than the Cayman Islands) and (B) judgment, federal tax lien and corporate tax lien searches, in all applicable filing offices of each state searched under subparagraph (A) above, other than local level searches in the state of incorporation or formation (as applicable).

(viii) any other agreements, documents, instruments and writings reasonably required by Agent to evidence and perfect Lenders’ liens and security interest in the Collateral (as defined in the Guarantor Security Agreement) of each Joining Guarantor or Pledged Collateral (as defined in the Sponsored CDO Pledge Agreement), with respect to each Joining Guarantor.

(ix) a list of all Deposit Accounts of Borrower and each Subsidiary Guarantor (including each Joining Guarantor).

(x) within sixty (60) days of the date hereof, deposit account control agreements, if necessary, all in form and substance satisfactory to Agent; and

(xi) a time stamped copy of the Merger certificate from the Secretary of State of the State of Delaware;

(b) payment to Agent of all of Agent’s Expenses;

(c) such other items as Agent may reasonably require.

7. Governing Law. THIS AMENDMENT, AND ALL RELATED AGREEMENTS AND DOCUMENTS, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA. THE PROVISIONS OF THIS AMENDMENT AND ALL OTHER AGREEMENTS AND DOCUMENTS REFERRED TO HEREIN ARE TO BE DEEMED SEVERABLE, AND THE INVALIDITY OR UNENFORCEABILITY OF ANY PROVISION SHALL NOT AFFECT OR IMPAIR THE REMAINING PROVISIONS WHICH SHALL CONTINUE IN FULL FORCE AND EFFECT.

8. Modification. No modification hereof or any agreement referred to herein shall be binding or enforceable unless in writing and signed by Borrower, each Subsidiary Guarantor, including each Joining Guarantor, and Agent or Lenders, as required under the Loan Agreement.

9. Duplicate Originals: Two or more duplicate originals of this Amendment may be signed by the parties, each of which shall be an original but all of which together shall constitute one and the same instrument.

10. Waiver of Jury Trial: EACH SUBSIDIARY GUARANTOR, INCLUDING EACH JOINING GUARANTOR, BORROWER, AGENT AND EACH LENDER HEREBY WAIVE ANY AND ALL RIGHTS EACH MAY HAVE TO A JURY TRIAL IN CONNECTION WITH ANY LITIGATION, PROCEEDING OR COUNTERCLAIM ARISING WITH RESPECT TO RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO OR UNDER THE LOAN DOCUMENTS OR WITH RESPECT TO ANY CLAIMS ARISING OUT OF ANY DISCUSSIONS, NEGOTIATIONS OR COMMUNICATIONS INVOLVING OR RELATED TO ANY PROPOSED RENEWAL, EXTENSION, AMENDMENT, MODIFICATION, RESTRUCTURE, FORBEARANCE, WORKOUT, OR ENFORCEMENT OF THE TRANSACTIONS CONTEMPLATED BY THE LOAN DOCUMENTS.

IN WITNESS WHEREOF, the undersigned parties have executed this Amendment the day and year first above written.

BORROWER:	COHEN BROTHERS, LLC

	BY:	/s/ Joseph W. Pooler, Jr.
	Name:	Joseph W. Pooler, Jr.
	Title:	Chief Financial Officer

SUBSIDIARY GUARANTORS:

BRIGADIER CAPITAL MANAGEMENT LLC BRIGADIER GP LLC

	BY:	COHEN BROTHERS, LLC, ITS MANAGING MEMBER

	BY:	/s/ Joseph W. Pooler, Jr.
	Name:	Joseph W. Pooler, Jr.
	Title:	Chief Financial Officer

CIRA ECM, LLC
DEKANIA CAPITAL MANAGEMENT, LLC

	BY:	DEKANIA INVESTORS, LLC, ITS SOLE MEMBER

	BY:	COHEN BROTHERS, LLC, ITS SOLE MEMBER

	BY:	/s/ Joseph W. Pooler, Jr.
	Name:	Joseph W. Pooler, Jr.
	Title:	Chief Financial Officer

COHEN & COMPANY MANAGEMENT, LLC

	BY:	/s/ Daniel G. Cohen
	Name:	Daniel G. Cohen
	Title:	Chairman

[SIGNATURE PAGE TO OMNIBUS JOINDER AND AMENDMENT

TO LOAN DOCUMENTS]

COHEN & COMPANY FUNDING, LLC
COHEN & COMPANY VENTURES, LLC
COHEN BROS. ACQUISITIONS, LLC
DEKANIA INVESTORS, LLC
STRATEGOS CAPITAL MANAGEMENT, LLC

BY:	COHEN BROTHERS, LLC, ITS SOLE MEMBER

BY:	/s/ Joseph W. Pooler, Jr.
Name:	Joseph W. Pooler, Jr.
Title:	Chief Financial Officer

c/o Cohen Brothers, LLC
2929 Arch Street
Philadelphia, PA 19104
Attention: President
Telecopy No.: (215) 861-7878

COHEN ASIA INVESTMENTS LTD.

BY:	/s/ Christopher Ricciardi
Name:	Christopher Ricciardi
Title:	Director

[SIGNATURE PAGE TO OMNIBUS JOINDER AND AMENDMENT

TO LOAN DOCUMENTS]

COHEN & COMPANY FINANCIAL MANAGEMENT, LLC

	BY:	DEKANIA INVESTORS, LLC, ITS SOLE MEMBER

	BY:	COHEN BROTHERS, LLC, ITS SOLE MEMBER

	BY:	/s/ Joseph W. Pooler, Jr.
	Name:	Joseph W. Pooler, Jr.
	Title:	Chief Financial Officer

JOINING GUARANTORS:

ALESCO COLLATERAL HOLDINGS I, L.P.
ALESCO FUNDING, LLC
ALESCO HOLDINGS LTD.
ALESCO LOAN HOLDINGS TRUST
ALESCO LOAN HOLDINGS, LLC
ALESCO SECURITIES, LLC
ALESCO TPS HOLDINGS, LLC
ALESCO WAREHOUSE CONDUIT, LLC
SUNSET FINANCIAL HOLDINGS, LLC
SUNSET FUNDING, LLC
SUNSET HOLDINGS LTD.
SUNSET INVESTMENT VEHICLE LLC
SUNSET LOAN HOLDINGS TRUST
SUNSET TPS HOLDINGS, LLC

	BY:	/s/ Joseph W. Pooler, Jr.
	Name:	Joseph W. Pooler, Jr.
	Title:	Chief Financial Officer

c/o Cohen Brothers, LLC
2929 Arch Street
Philadelphia, PA 19104
Attention: President
Telecopy No.: (215) 861-7878

[SIGNATURE PAGE TO OMNIBUS JOINDER AND AMENDMENT

TO LOAN DOCUMENTS]

AGENT:	TD BANK, N.A., as Agent, Lender and Issuing Bank

	BY:	/s/ Richard Zimmerman
	Name:	Richard Zimmerman
	Title:	Vice President

[SIGNATURE PAGE TO OMNIBUS JOINDER AND AMENDMENT

TO LOAN DOCUMENTS]

EXHIBIT A

TD Bank, N.A.

SCHEDULE A

Schedule C

Excluded Management Fees

33% of Alesco CDO I (33% paid to Sandler O’Neill as sub-advisor)

33% of Alesco CDO II (33% paid to Sandler O’Neill as sub-advisor)

33% of Alesco CDO III (33% paid to Sandler O’Neill as sub-advisor)

Schedule D

Management Agreements

CDO Deals

Issuer	Manager	Closing Date
Alesco I	Cohen & Company Financial Management, LLC	09/23/03
Dekania I	Dekania Capital Management, LLC	09/30/03
Alesco II	Cohen & Company Financial Management, LLC	12/21/03
Alesco III	Cohen & Company Financial Management, LLC	03/23/04
Dekania II	Dekania Capital Management, LLC	04/27/04
Alesco IV	Cohen & Company Financial Management, LLC	05/14/04
Alesco V	Cohen & Company Financial Management, LLC	09/10/04
Alesco VI	Cohen & Company Financial Management, LLC	12/17/04
Alesco VII	Cohen & Company Financial Management, LLC	04/18/05
Kleros I	Strategos Capital Management, LLC	06/03/05
Alesco VIII	Cohen & Company Financial Management, LLC	08/08/05
Dekania Europe I	Dekania Capital Management, LLC	09/07/05
Alesco IX	Cohen & Company Financial Management, LLC	12/14/05
Kleros II	Strategos Capital Management, LLC	01/10/06
Alesco X	Cohen & Company Financial Management, LLC	03/15/06
Libertas I	Strategos Capital Management, LLC	05/25/06
Kleros Real Estate I	Strategos Capital Management, LLC	06/30/06
Alesco XI	Cohen & Company Financial Management, LLC	06/30/06
Kleros Real Estate II	Strategos Capital Management, LLC	08/03/06
Kleros III	Strategos Capital Management, LLC	09/26/06
Dekania Europe II	Dekania Capital Management, LLC	09/27/06
Alesco XII	Cohen & Company Financial Management, LLC	10/12/06
Alesco XIII	Cohen & Company Financial Management, LLC	11/30/06
Kleros IV	Strategos Capital Management, LLC	12/15/06
Alesco XIV	Cohen & Company Financial Management, LLC	12/21/06
Kleros V	Strategos Capital Management, LLC	01/10/07
Libertas II	Strategos Capital Management, LLC	02/15/07
Kleros RE IV	Strategos Capital Management, LLC	02/27/07
Kleros VI	Strategos Capital Management, LLC	03/23/07
Alesco XV	Cohen & Company Financial Management, LLC	03/29/07
Kleros VII	Strategos Capital Management, LLC	04/05/07
Dekania Europe III	EuroDekania Management Limited	06/07/07
Kleros VIII	Strategos Capital Management, LLC	06/26/07
Alesco XVI	Cohen & Company Financial Management, LLC	06/28/07
Libertas V	Strategos Capital Management, LLC	07/19/07
Alesco XVII	Cohen & Company Financial Management, LLC	10/30/07
Kleros IX	Strategos Capital Management, LLC	11/06/07
Neptuno CLO III B.V.	EuroDekania Management Limited (Junior Manager)	12/05/07
Xenon Capital Public Limited Company	EuroDekania Management Limited	08/13/08
NPPF I	Tricadia Capital Management, LLC	03/18/09

Schedule E

Permanent Investments

Section 1

Description	# of Shares	Value as of 11-30-09
Rait Finance Trust	510,434	$791,172.70
Star Asia Finance, Ltd.	468,000	12,418,010
Star Asia Finance, LLC	15,000	398,013
Muni Funding Company of America, LLC	1,000,200	2,380,476
EuroDekania Ltd	525,002	464,503
Non-Profit Preferred Funding I Preferred Shares	250	162,660
Alesco Financial Inc	504,000	352,800
Alesco VI Preferred Shares	100	—
Alesco VII Preferred Shares	500	—
Alesco IX Preferred Shares	2,655	—
Dekania I Preferred Shares	800	—
Dekania II Preferred Shares	400	8,000.00
Kleros I Preferred Shares	1,500	—
Kleros II Preferred Shares	600	—

		16,975,634

Description	Notional Amount	Value as of 1-30-09
Parapet Class A Notes	42,402,924	1,555,158
		1,555,158

Description	LP Units	Value as of 11-30-09
Brigadier Capital, LP	3,299,520.00	3,299,520
Brigadier Capital, LP	878,137	878,137
Strategos Deep Value Onshore Fund, LP	5,000,000	6,382,181
Strategos Deep Value Offshore Fund, LP	10,000,000	12,783,505

		23,343,344
	Total	41,874,136

1 of 3

Section 2

Description - Structured Finance Investments	# of Shares or Notional Amount	Value as of 11-30-09
Alesco Preferred Funding X, Ltd. Preference Shares	38,169	$—
Alesco Preferred Funding XI, Ltd. Preference Shares	34,200	—
Alesco Preferred Funding XII, Ltd. Preference Shares	24,233	—
Alesco Preferred Funding XIII, Ltd. Preference Shares	22,950	—
Alesco Preferred Funding XIV, Ltd. Preference Shares	39,000	—
Alesco Preferred Funding XV, Ltd. Preference Shares	28,750	—
Alesco Preferred Funding XVI, Ltd. Preference Shares	19,500	—
Alesco Preferred Funding XVII, Ltd. Preference Shares	27,562	—
Emporia Preferred Funding II, Ltd.	21,476	1,073,800
Emporia Preferred Funding III, Ltd.	31,000	1,550,000
Kleros Real Estate CDO I, Ltd. Preference Shares	4,000	—
Kleros Real Estate CDO I, Ltd. Class D Notes	26,000,000	—
Kleros Real Estate CDO II, Ltd. Preference Shares	4,000	—
Kleros Real Estate CDO II, Ltd. Class D Notes	11,000,000	—
Kleros Real Estate CDO II, Ltd. Class E Notes	15,000,000	—
Kleros Real Estate CDO IV, Ltd. Preference Shares	12,000	—
Kleros Real Estate CDO IV, Ltd. Class D Notes	9,000,000	—
Kleros Real Estate CDO IV, Ltd. Class E Notes	9,000,000	—
Libertas Preferred Funding I, Ltd.	2,000	—
Libertas Preferred Funding IV, Ltd.	4,750	—
Kleros Preferred Funding V	3,000	—
Kleros Preferred Funding VII	3,200	—
Bear Stearns Adjustable Rate Mortgage Trust 2007-02	30,911,717	309,117

		2,932,917

Description - TruPS Debt Securities	Notional Amount	Value as of 11-30-09
Beal Financial Corporation	3,000,000	1,550,350
Umpqua Holdings Corporation	3,000,000	422,000
First Banks, Incorporated	2,000,000	61,000
James River Group, Inc.	6,593,000	4,108,000

		6,141,350

2 of 3

Description - Alesco Securities, LLC Investments	# of Shares or Notional Amount	Value as of 11-30-09
SALT LAKE KARATE-SBA3341445007	306,000	$336,600
KIDZ FIRST FUNDRAISING-SBA3699975007	702,000	772,200
PANPAC-SBA3722215001	450,000	495,000
COLORADO CO-PACK-SBA3454945000	892,358	981,594
BAUSE’S SUPER DRUG STORE-SBA3471415007	830,689	913,758
STARLITE CLEANERS-SBA3682455008	171,000	187,040
OSE PROPERTIES-SBA3732805006	63,900	69,172
COFFEE DOG PROPERTY HOLDINGS-SBA3743705005	237,600	261,360
NY6DESIGNS-SBA3723065006	524,790	577,269
HEUSS PRINTING-SBA3750585004	774,000	851,400
B&B KENNELS-SBA3727475008	524,700	577,170
DAT ENTERPRISES-SBA3767495008	801,000	868,124
ALOFT-SBA3751925001	787,500	866,250
EVANGELINE GRISSOM BRUHN CPA-SBA3684395007	202,500	222,750
CAFE DU LUXE-SBA3250835000	629,250	687,833
T 3.125 10/31/2016	(3,500,000)	(3,557,421)
MLCFC 2006-4 A3	4,930,000	4,243,650
FNR 03-122 SJ	44,682,389	4,032,854

		13,386,602

Description - Other Investments	Notional Amount	Value as of 11-30-09
Peerless Commercial Loan	11,745,590	7,464,000
WDC Exploration & Wells Holding LLC	500,000	—
Yarhouse USA, Inc.	500,000	400,000
On-Balance Sheet Residential Mortgage Loans	1,480,000	1,043,000
REO Property	80,143	80,143

		8,987,143

3 of 3

Schedule 1.1(a)

Permitted Indebtedness

Unsecured Subordinated Promissory Note dated June 25, 2008 with Christopher Ricciardi for $1,051,193.44.

Unsecured Subordinated Promissory Note dated June 25, 2008 with Daniel Cohen for $2,102,386.87.

Unsecured Subordinated Promissory Note dated June 25, 2008 with Cohen Financial Group, Inc. (“CFG”) for $6,307,160.62. In connection with the dissolution of CFG in connection with the Merger, each Class A stockholder of CFG will receive a new promissory note (“New Holder Note”) evidencing Borrower’s obligation to pay to such holder its pro rata share of the original Unsecured Subordinated Promissory Note (plus any interest that is then accrued and unpaid) and which new promissory note shall otherwise have substantially the same terms and provisions (as more fully discussed below) as contained in the original Unsecured Subordinated Promissory Note. Mr. Cohen and Mr. Ricciardi are Class A stockholders of CFG and will receive their pro rata share of the original Unsecured Subordinated Promissory Note.

The Unsecured Subordinated Promissory Notes mature on June 20, 2013 and bear interest at an annual rate of 12%. A portion of this interest, 9%, is payable in cash semiannually on May 1 and November 1 of each year commencing on November 1, 2008. The remaining portion, 3%, is paid in-kind at an annual rate of 3% which is also payable semiannually. All accrued in-kind interest will be added to the unpaid principal balance of the Unsecured Subordinated Promissory Notes on each May 1 and November 1, and thereafter the increased principal balance shall accrue interest at the annual rate of 12%.

As of November 30, 2009, Alesco Securities, LLC had $3,638,347.53 of outstanding repurchase agreement liabilities with South Street Securities, LLC.

Schedule 1.1(b)

Existing Liens and Claims

Security Deposit paid to NetJets Aviation, Inc. - $199,502

Security Deposit paid to NetJets Aviation, Inc. - €74,424

Security Deposit paid to 135 East 57th Street LLC, - $1,440,000

Security Deposit paid to Regus Group Boston - $2,800

Security Deposit paid to Stow MREL Jersey London - £20,000

Security Deposit paid to Preferred Offices Bethesda - $2,795

Security Deposit paid to Gateway Center, LLC - $11,000

Security Deposit paid to Regus Group San Francisco - $1,969

Security Deposit paid to Regus Group Los Angeles - $10,000

As of November 30, 2009, Alesco Securities, LLC had $3,638,347.53 of outstanding repurchase agreement liabilities with South Street Securities, LLC.

Schedule 5.1

State & Jurisdictions Where Borrower & Subsidiary Guarantors Are Qualified To Do Business

Company Name	State of Formation	Foreign Qualification States
Alesco Collateral Holdings I, L.P.	DE	PA
Alesco Funding, LLC.	DE	NY, PA
Alesco Holdings, Ltd.	Cayman
Alesco Loan Holdings Trust	MD	NY, PA
Alesco Loan Holdings, LLC	DE	PA
Alesco Securities, LLC	DE
Alesco TPS Holdings, LLC	DE	NY, PA
Alesco Warehouse Conduit, LLC	DE	PA
Brigadier Capital Management LLC	DE	NY
Brigadier GP LLC	DE
Cira ECM, LLC	DE
Cohen & Compagnie	FR
Cohen & Company Financial Management, LLC	DE	NY, PA
Cohen & Company Funding, LLC	DE	PA
Cohen & Company Management, LLC	DE	NY, PA
Cohen & Company Ventures, LLC	DE
Cohen Asia Investments Ltd.	Cayman
Cohen Bros. Acquisitions, LLC	DE	PA
Cohen Brothers, LLC d/b/a Cohen & Company	DE	IL, NY, PA
Dekania Capital Management, LLC	DE	PA
Dekania Investors, LLC	DE	PA
EuroDekania Management Limited	UK
Strategos Capital Management, LLC	DE	PA
Sunset Financial Holdings, LLC	DE	PA
Sunset Funding, LLC	DE	PA
Sunset Holdings, Ltd.	Cayman
Sunset Investment Vehicle, Inc.	DE	PA
Sunset Loan Holdings Trust	MD	PA
Sunset TPS Holdings, LLC	DE	PA

Schedule 5.2

Places of Business

10100 Santa Monica Boulevard

Suite 300

Los Angeles, CA 90067

One Market Street

36th Floor

San Francisco, CA 94111

181 West Madison Street

Suite 3775

Chicago, IL 60602

101 Federal Street

16th Floor

Boston, MA 02110

3 Bethesda Metro Center

Bethesda, MD 20814

4800 Hampden Lane

2nd Floor

Bethesda, MD 20814

135 E. 57th Street, 21st Floor

New York, NY 10022

2929 Arch Street

17th Floor and 15th Floor

Philadelphia, PA 19104

Gateway Center, Suite 208

136 Heber Avenue

Park City, Utah 84060

35, Avenue Franklin D. Roosevelt

5th Floor

Paris, France 75008

Cannon Bridge House

25 Dowgate Hill, 4th Floor

London EC4

U.K.

Schedule 5.3

Judgements, Proceedings, Litigation and Orders

Cohen & Company Securities, LLC (“CCS”) is a party to litigation commenced in 2009 in the United States District Court for the Northern District of Illinois under the caption Frederick J. Grede, not individually, but as Liquidation Trustee and Representative of the Estate of Sentinel Management Group, Inc. v. Delores E. Rodriguez, Barry C. Mohr, Jr., Jacques de Saint Phalle, Keefe, Bruyette & Woods, Inc., and Cohen & Company Securities, LLC. The plaintiff in this case is the Liquidation Trustee for the Estate of Sentinel Management Group, Inc., or Sentinel, which filed a bankruptcy petition in August 2007. The liquidation trustee alleges that CCS sold Sentinel securities, mainly collateralized debt obligations, that the liquidation trustee contends were unsuitable for Sentinel and that CCS violated Section 10(b) of the Exchange Act and Rule 10b-5. The liquidation trustee also seeks relief under the Illinois Blue Sky Law, the Illinois Consumer Fraud Act, the United States Bankruptcy Code, and under common law theories of negligence and unjust enrichment. CCS is vigorously defending the claims. By order dated July 8, 2009, the Court dismissed the Liquidation Trustee’s Illinois Consumer Fraud Act claim. On July 29, 2009, the Liquidation Trustee amended his complaint. CCS filed its answer to the amended complaint on August 12, 2009. Discovery is ongoing with respect to the remaining claims. No contingent liability was recorded in Borrower’s consolidated financial statements related to this litigation. Although CCS does not currently believe it is reasonably likely than an adverse judgment will be rendered against it, such adverse judgment could potentially have a Material Adverse Effect.

CCS is also party to litigation commenced on May 21, 2009 in the United States District Court for the Northern District of Illinois under the caption Frederick J. Grede, not individually, but as Liquidation Trustee of the Sentinel Liquidation Trust, Assignee of certain claims v. Keefe, Bruyette & Woods, Inc., Cohen & Company Securities, LLC., Delores E. Rodriguez, Barry C. Mohr, Jr., and Jacques de Saint Phalle. The plaintiff in this case is the Liquidation Trustee of the Sentinel Liquidation Trust, which emerged from the bankruptcy of Sentinel, filed in August 2007. The Liquidation Trustee, purportedly as the assignee of claims of Sentinel’s customers, alleges that, by recommending that Sentinel purchase securities, mainly collateralized debt obligations, that the Liquidation Trustee deems to have been unsuitable for Sentinel’s customer accounts, CCS aided and abetted breaches of fiduciary duties purportedly owed by Sentinel and its head trader to Sentinel’s customers, in violation of Illinois common law. The complaint also alleges claims under common law theories of negligence and unjust enrichment. CCS will vigorously defend all claims. CCS filed a motion to dismiss the Liquidation Trustee’s complaint on July 21, 2009. On July 28, 2009, the Court dismissed a substantively identical case brought by the Liquidation Trustee against The Bank of New York Mellon Corp. On August 19, 2009, the Court stayed this action indefinitely, pending a decision in the Liquidation Trustee’s appeal of the judgment of dismissal in the action involving The Bank of New York Mellon Corporation, and held CCS’s motion to dismiss in abeyance. No contingent liability was recorded in Borrower’s consolidated financial statements related to this litigation. Although CCS does not currently believe it is reasonably likely than an adverse judgment will be rendered against it, such adverse judgment could potentially have a Material Adverse Effect.

Cohen and its registered investment advisor subsidiary, Cohen & Company Financial Management, LLC (f/k/a Cohen Bros. Financial Management, LLC) are also named in a lawsuit filed on August 6, 2009 in the Supreme Court of the State of New York, County of Kings, captioned Riverside National Bank of Florida v. Taberna Capital Management, LLC, Trapeza Capital Management, LLC, Cohen & Company Financial Management, LLC f/k/a Cohen Bros. Financial Management LLC, FTN Financial Capital Markets, Keefe, Bruyette & Woods, Inc., Merrill Lynch, Pierce, Fenner & Smith, Inc., Bank of America Corporation, as successor in interest to Merrill Lynch & Co., JP Morgan Chase, Inc., JP Morgan Securities, Citigroup Global Markets, Credit Suisse (USA) LLC, ABN AMRO, Cohen & Company, Morgan Keegan & Co., Inc., SunTrust Robinson Humphrey, Inc., The McGraw-Hill Companies, Inc., Moody’s Investors Services, Inc. and Fitch Ratings, Ltd On September 28, 2009, after a demand was made by Cohen and its co-defendants to change venue, plaintiff filed a stipulation with the Supreme Court of the State of New York, County of Kings, consenting to a change in venue from Kings County to New York County.

On or about November 13, 2009, plaintiff filed a new complaint in the Supreme Court of the State of New York, County of New York and filed a discontinuance of the original action on November 23, 2009. The new complaint is captioned Riverside National Bank of Florida v. The McGraw-Hill Companies, Inc., Moody’s Investors Service, Inc., Fitch, Inc., Taberna Capital Management, LLC, Trapeza Capital Management, LLC, Cohen & Company Financial Management, LLC f/k/a Cohen Bros. Financial Management LLC, FTN Financial Capital Markets, Keefe Bruyette & Woods, Inc., Merrill Lynch, Pierce, Fenner & Smith, Inc., JP Morgan Chase & Co.(1), J.P. Morgan Securities, Inc., Citigroup Global Markets, Credit Suisse Securities (USA) LLC, ABN Amro, Cohen & Company and Suntrust Robinson Humphrey, Inc, and alleges that offering memoranda issued in connection with certain CDO securities it purchased contained misrepresentations and omissions relating to the CDO notes, the ratings assigned to the notes, the alleged conflicts of interest of the ratings agencies and the diversification of the underlying collateral. Plaintiff alleges, among other things, fraud, negligent misrepresentation, breach of fiduciary duty, and breach of contract. On December 11, 2009, the defendants (grouped as collateral managers, ratings agencies and sellers) filed three motions to dismiss the action. Plaintiff’s response is due on or about February 19, 2009 and defendants’ replies are due March 19, 2009. Although Borrower does not currently believe it is reasonably likely than an adverse judgment will be rendered against it, such adverse judgment could potentially have a Material Adverse Effect.

[1]	The action was dismissed without prejudice against J.P Morgan Chase & Co. by stipulation dated December 10, 2009.

Schedule 5.7

Federal Tax Identification Numbers of Borrower & Subsidiary Guarantors

Company Name	State of Formation	EIN	State / Country ID Number
Alesco Collateral Holdings I, L.P.	DE	68-0664894	4463772
Alesco Funding, LLC	DE	27-0138974	4095760
Alesco Holdings, Ltd.	Cayman	98-0489740	WK-155682
Alesco Loan Holdings Trust	MD	04-7022042	B11094505
Alesco Loan Holdings, LLC	DE	26-4286426	4370124
Alesco Securities, LLC	DE	27-0981262	4733960
Alesco TPS Holdings, LLC	DE	83-0450244	4112109
Alesco Warehouse Conduit, LLC	DE	20-5975473	4259224
Brigadier Capital Management, LLC	DE	42-1709932	4183552
Brigadier GP, LLC	DE	87-0770835	4160506
Cira ECM, LLC	DE	65-1246012	3947923
Cohen & Compagnie	FR	NA	480 820 513
Cohen & Company Financial Management, LLC	DE	51-0483226	3692613
Cohen & Company Funding, LLC	DE	03-0601028	4197674
Cohen & Company Management, LLC	DE	14-1944454	4084630
Cohen & Company Ventures, LLC	DE	26-0272737	4340129
Cohen Asia Investments Ltd.	Cayman	98-0523411	181521
Cohen Bros. Acquisitions, LLC	DE	84-1703718	4117186
Cohen Brothers, LLC d/b/a Cohen & Company	DE	01-0825075	3867388
Dekania Capital Management, LLC	DE	13-4265112	3672210
Dekania Investors, LLC	DE	54-2122809	3690116
EuroDekania Management Limited	UK	98-0510375	5894236
Strategos Capital Management, LLC	DE	30-0291839	3825891
Sunset Financial Holdings, LLC	DE	20-4928744	4161856
Sunset Funding, LLC	DE	20-4934065	4161913
Sunset Holdings, Ltd.	Cayman	98-0500646	WK-167838
Sunset Investment Vehicle, Inc.	DE	20-1282350	3821364
Sunset Loan Holdings Trust	MD	20-5238835	B11304482
Sunset TPS Holdings, LLC	DE	20-4932399	4161855

Schedule 5.9

Subsidiaries & Affiliates

Part 1

Section A – Subsidiaries

Brigadier Capital Management LLC

Brigadier GP LLC

Cira ECM Funding, LLC - f/k/a Emporia Capital Funding, LLC

Cira ECM, LLC, f/k/a Emporia Capital Management, LLC

Cohen & Compagnie

Cohen & Company Financial Management, LLC

Cohen & Company Funding, LLC

Cohen & Company Management, LLC

Cohen & Company Securities, LLC

Cohen & Company Ventures, LLC

Cohen Asia Investments Ltd.

Cohen Bros. Acquisitions, LLC

Dekania Capital Management, LLC

Dekania Investors, LLC

EuroDekania Management Limited

Star Asia Management Ltd.

Strategos Capital Management, LLC

Strategos Deep Value Credit GP, LLC

Strategos Deep Value Credit II GP, LLC

Section B – Affiliates

Brigadier Capital LP

Brigadier Capital Master Fund Ltd.

Brigadier Capital Offshore Fund Ltd.

Brigadier Capital Offshore Holding Company Ltd.

Cohen Bros. Financial, LLC

Cohen Financial Group, Inc. (To be dissolved in connecion with closing of the merger)

Dekania Corp.

EuroDekania Limited

EuroDekania Operating Company, LLC

RAIT Financial Trust

Star Asia Finance, Limited

Star Asia Finance, LLC

Star Asia Management Japan Ltd.

Strategos Deep Value Mortgage Fund LP

Strategos Deep Value Mortgage (Offshore) Fund L.P.

Strategos Deep Value Mortgage Master Fund Ltd.

Strategos Deep Value Mortgage (Offshore) Fund 1-A L.P.

Strategos Deep Value Mortgage Fund II LP - Fund II Offshore Entity

Strategos Deep Value Mortgage Master Fund II Ltd. - Fund II

Part 2

Section A – Subsidiaries

Alesco Collateral Holdings I, L.P.

Alesco Funding, LLC

Alesco Holdings, Ltd.

Alesco Loan Holdings Trust

Alesco Loan Holdings, LLC

Alesco Real Estate Holdings, LLC

Alesco Securities, LLC

Alesco TPS Holdings, LLC

Emporia Preferred Funding IV, Ltd.

Alesco Warehouse Conduit, LLC

Kleros Real Estate III Common Holdings LLC

Kleros Real Estate IV Common Holdings LLC

Sunset Financial Holdings, LLC

Sunset Financial Statutory Trust I

Sunset Funding, LLC

Sunset Holdings, Ltd.

Sunset Investment Vehicle, Inc.

Sunset Loan Holdings Trust

Sunset Real Estate Holdings, LLC

Sunset TPS Holdings, LLC

Section B – CDO / CLO Entities

Alesco CLO Funding, LLC

Alesco Preferred Funding X, Ltd.

Alesco Preferred Funding XI, Ltd.

Alesco Preferred Funding XII, Ltd.

Alesco Preferred Funding XIII, Ltd.

Alesco Preferred Funding XIV, Ltd.

Alesco Preferred Funding XV, Ltd.

Alesco Preferred Funding XVI, Ltd.

Alesco Preferred Funding XVII, Ltd.

Bear Stearns Adjustable Rate Mortgage Trust 2007-02

Emporia Preferred Funding II, Ltd.

Emporia Preferred Funding III, Ltd.

Kleros Preferred Funding V, PLC

Kleros Preferred Funding VII, Ltd.

Kleros Real Estate CDO I, Ltd.

Kleros Real Estate CDO II, Ltd.

Kleros Real Estate CDO IV, Ltd.

Libertas Preferred Funding I, Ltd.

Libertas Preferred Funding IV, Ltd.

Schedule 5.10(a)

Existing Guaranties, Investments and Borrowings

Description	Type	Amount as of November 30, 2009
Rait Finance Trust	Investment	$791,173
Star Asia Finance, Ltd.	Investment	12,418,010
Star Asia Finance, LLC	Investment	398,013
Muni Funding Company of America, LLC	Investment	2,380,476
EuroDekania Ltd	Investment	464,503
Non-Profit Preferred Funding I Preferred Shares	Investment	162,660
Alesco Financial Inc	Investment	352,800
Parapet Class A Notes	Investment	1,555,158

Description	Type	Notional Amount as of November 30, 2009	Amount Due as of November 30, 2009
Koch Bond Derivative Contract	Potential Guarantee	$8,750,000	$—

Schedule 5.10(b)

Leases

Leased Item	Lessee	Lessor
IRC5180 (Cira)	Cohen & Company	Canon
IRC5185i & IRC5050N (Cira)	Cohen & Company	Canon Busines
IR6570 & IRC5050N	Cohen & Company	Canon Busines
IRC5180	Cohen & Company	Canon Busines
IR4570	Cohen & Company	Canon Busines
IRC5185i	Cohen & Company	Canon Busines
Citation X - add’l shares (contract 1028507)	Cohen & Company	NetJets
Citation Excel	Cohen Brothers, LLC	NetJets
Paris - office space	Cohen Freres Sas	La Bailleur
Phila office space (Cira, Suite 1703)	Cohen Brothers, LLC	Brandywine Cira, LP
Phila office space (Cira, Suite 1525)	Cohen Brothers, LLC	Capsicum
Phila office space (Cira, Suite 1525)	Cohen Brothers, LLC	Capsicum - add’l
Phila office space (Cira, old Capsicum)	Cohen Brothers, LLC	Brandywine Cira, LP
NY office space (750 Lexington Ave)	Cohen Bros. & Company	135 East 57th Street LLC
NY office space (750 Lexington Ave) - 22nd Floor	Cohen Bros. & Company	135 East 57th Street LLC
Bethesda, MD office Space	Cohen Bros. & Company	Preferred Offices
Chicago - office space (181 West Madison)	Cohen Bros. & Company	181 West Madison
London - office space	EuroDekania Management, Ltd.	Palace Court
North Carolina		Lumina Executive Suites
Larkspur, California - office space		Executive Business Centers
San Francisco	Cohen and Company	Regus
Boston, MA	Cohen and Company	Regus
Park City, Utah	Cohen and Company	Gateway Center LLC
Los Angeles, CA	Cohen and Company	Regus

SUBLEASES

Phila office space (Cira sublease)	RAIT	Cohen & Company
NY office space (Sublease 22nd Floor)	The Olnick Organization	Cohen & Company

Schedule 5.11 (c)

Employee Benefit Plans

Benefit	Provider
Health Insurance	Blue Cross/Blue Sheild (Personal Choice 10 & Keystone POS 10C)

Dental	Guardian

Life & AD&D Insurance	Guardian

Short & Long Term Disability Insurance	Guardian

NY Short Term Disability Insurance	Guardian

401K (Traditionl & Roth Plans)	John Hancock

Expat Medical, Dental, Life and Long Term Disability	Cigna International

Expat Medical	Cigna International

Expat Dental	Cigna International

Expat Life and Long Term Disability	Cigna International

Supplemental Life, STD, LTD, Cancer, Accident Insurance	Colonial

Flex Spending Accounts (Medical, Dependent Care, Transit)	Ameriflex

COBRA (Continuation of Benefits Program)	Ameriflex

Schedule 5.13(a)

Schedule of Old Names

Cohen & Company Financial Limited

Alesco TPS Holdings II, LLC

Cohen Bros. & Company, LLC

Cohen Bros. Asset Backed Management, LLC

Cohen Bros. Securities, LLC

Cohen Bros. Toroian Investment Management, LLC

Cohen Brothers CLO Manager, LLC

Cohen Brothers Financial Management, LLC

Cohen Brothers Management, LLC

Cohen Freres

Dekania Acquisition Corp.

Dustcroft Limited

Emporia Capital Funding LLC

Emporia Capital Funding, LLC

Emporia Capital Holdings, LLC

Emporia Capital Management, LLC

Emporia Preferred Funding II, Ltd.

Peerless Holdings I, L.P.

Strategos Asset Management, LLC

Schedule 5.13(b) Worldwide Trademark Registrations
Trademark	Country	Applicant	Status	Filing Date Reg. Date	Appl No. Reg. No.	International Class(es) & Goods/ Services	Next Action
ALESCO	EU	Cohen Bros. Financial Management, LLC	Registered	2/15/06 1/16/07	4903886	Class : 35 Int. Business services, advice, information and consultancy related thereto Class : 36 Int. Financial services; advice, information and consultancy related thereto	2/15/16 - Renewal
ALESCO PREFERRED FUNDING	US	Cohen Bros. Financial Management, LLC	Registered	9/1/2003 12/13/05	78/404272 3026980	Class : 36 Int. Financial services in the nature of an investment security	12/13/11- Maintenance Due
DEKANIA	US	Cohen Brothers, LLC	Registered	7/14/05 5/30/06	78/670756 3098262	Class : 36 Int. Financial services in the nature of an investment security	11/30/12 - Affidavit of Use
DEKANIA	EU	Cohen Bros. Financial Management, LLC	Registered	2/15/06 5/2/07	4903639

Class : 16 Int. Printed matter; printed publications

Class : 35 Int. Business services, advice, information and consultancy related thereto

Class : 36 Int. Investment services; advice, information and consultancy related thereto

							2/15/16 - Renewal
KLEROS	US	Cohen Brothers, LLC	Registered	7/14/05 7/4/06	78/670772 3111872	Class : 36 Int. Financial services in the nature of an investment security	1/4/12 - Affidavit of Use
KLEROS	EU	Cohen Bros. Financial Management, LLC	Registered	2/15/06 1/16/07	4903837	Class : 35 Int. Business services, advice, information and consultancy related thereto Class : 36 Int. Investment services; financial services in the nature of an investment security	2/15/06 - Renewal

Schedule 5.13 (c)

Necessary Trademarks, Patents and Copyrights

None

Schedule 5.14(a)

Other Associations

Description	4. Type of investment
Star Asia Management Ltd. (50% ownership of the joint venture that manages Star Asia Finance Ltd)	Equity method investment

Strategos Deep Value Credit GP, LLC (50% ownership of the general partner that manages the Deep Value Funds)	Equity method investment

Strategos Deep Value Credit GP II, LLC (40% ownership of the general partner that manages the Deep Value II Funds)	Equity method investment

Schedule 5.14(b)

Sponsored CDO Offerings

Section 1

CDO	Asset Type	Preferred Share Ownership as of 5-22-2009	Total Preferred Shares Outstanding	Percent Owned	Owning Entity
Alesco VI	Bank & Insurance Trust Preferred Securities	100	62,300	0.16%	Cohen Bros Financial Management, LLC
Alesco VII	Bank & Insurance Trust Preferred Securities	500	63,500	0.79%	Cohen Bros Financial Management, LLC
Alesco IX	Bank & Insurance Trust Preferred Securities	2,655	44,400	5.98%	Cohen Bros Financial Management, LLC
Dekania I	Insurance Trust Preferred Securities	800	25,600	3.13%	Dekania Capital Management, LLC
Dekania II	Insurance Trust Preferred Securities	400	41,500	0.96%	Dekania Capital Management, LLC
Kleros I	High Grade ABS, MBS & CDO Securities	1,500	15,500	9.68%	Cohen Bros Financial Management, LLC
Kleros II	High Grade ABS, MBS & CDO Securities	600	8,000	7.50%	Cohen & Company, LLC

Total		6,555	260,800

Section 2

CDO	Asset Type	Preferred Share Ownership as of12-9-2009	Total Preferred Shares Outstanding	Percent Owned	Owning Entity
Alesco X	Bank & Insurance Trust Preferred Securities	38,169	60,404	63%	Alesco Financial Holdings, LLC
Alesco XI	Bank & Insurance Trust Preferred Securities	34,200	43,998	78%	Alesco Holdings, Ltd.
Alesco XII	Bank & Insurance Trust Preferred Securities	24,233	44,060	55%	Sunset Holdings, Ltd.
Alesco XIII	Bank & Insurance Trust Preferred Securities	22,950	33,600	68%	Alesco Financial Holdings, LLC
Alesco XIV	Bank & Insurance Trust Preferred Securities	39,000	52,000	75%	Alesco Holdings, Ltd.
Alesco XV	Bank & Insurance Trust Preferred Securities	28,750	39,000	74%	Alesco Holdings, Ltd.
Alesco XVI	Bank & Insurance Trust Preferred Securities	19,500	26,000	75%	Alesco Holdings, Ltd.
Alesco XVII	Bank & Insurance Trust Preferred Securities	27,562	36,749	75%	Alesco Holdings, Ltd.
Kleros Real Estate I Preference Shares	MBS and RMBS	4,000	4,000	100%	Alesco Financial Holdings, LLC
Kleros Real Estate II Preference Shares	MBS and RMBS	4,000	4,000	100%	Sunset Financial Holdings, LLC
Kleros Real Estate III Preference Shares	MBS and RMBS	4,000	4,000	100%	Alesco Financial Holdings, LLC
Libertas I	High Grade ABS, MBS & CDO Securities	2,000	19,000	11%	Alesco Holdings, Ltd.
Libertas III	High Grade ABS, MBS & CDO Securities	7,500	60,000	13%	Alesco Holdings, Ltd.
Libertas IV	High Grade ABS, MBS & CDO Securities	4,750	18,750	25%	Alesco Holdings, Ltd.
Kleros V	High Grade ABS, MBS & CDO Securities	3,000	8,500	35%	Alesco Holdings, Ltd.
KlerosVII	High Grade ABS, MBS & CDO Securities	3,200	8,000	40%	Alesco Holdings, Ltd.

Total		266,814	462,061

Schedule 5.15

Environmental Matters

None

Schedule 5.17

Capital Stock of Borrower & Subsidiary Guarantors

Section 1

Cohen Brothers, LLC owns 100% of the membership interests in the following entities:

Brigadier Capital Management, LLC

Brigadier GP, LLC

Cohen & Company Funding, LLC

Cohen & Company Management, LLC

Cohen & Company Securities, LLC

Cohen & Company Ventures, LLC

Cohen Asia Investment Ltd.

Cohen Bros. Acquisitions, LLC

Dekania Investors, LLC

EuroDekania Management Limited

Strategos Capital Management, LLC

Strategos Deep Value Credit GP, LLC

Strategos Deep Value Credit II GP, LLC

Cohen Brothers, LLC owns 100% of the ownership interests in:

Cohen & Compagnie, SAS

Cohen & Company Securities, LCC owns 100% of the membership interests in the following entities:

Cira ECM Funding, LLC, f/k/a Emporia Capital Funding LLC

Cohen Bros. Acquisitions, LLC currently owns Dekania Corp.

Dekania Corp. is currently in the process of dissolution. The company has liquidated all its assets.

Dekania Investors, LCC owns 100% of the membership interests in the following entities:

Cohen & Company Financial Management, LLC

Dekania Capital Management, LLC

Cira ECM, LLC, f/k/a Emporia Capita1 Management, LLC

Borrower Capital Stock: (Numbers below are as of December 16, 2009)

Cohen Brothers, LLC Outstanding Membership Units = 15,626,900

Cohen Brothers, LLC Restricted Units representing, in the aggregate, the contractual right to receive 1,497,740 Membership Units

Section 2

Cohen Brothers, LLC, owns 100% of the membership interests in the following entities:

Alesco Loan Holdings, LLC

Sunset Investment Vehicle, LLC

Kleros Real Estate III Common Holdings, LLC

Kleros Real Estate IV Common Holdings, LLC

Sunset Financial Holdings, LLC

Alesco Warehouse Conduit, LLC

Alesco Loan Holdings Trust

Alesco TPS Holdings, LLC

Cohen Brothers, LLC, owns the percentages of preferred stock set forth below:

Alesco Preferred Funding X, Ltd. – 63.19%

Alesco Preferred Funding XIII, Ltd. – 68.3%

Kleros Real Estate CDO IV, Ltd. – 100%

Cohen Brothers, LLC, owns 50% of the limited partnership interests in the following entity:

Alesco Collateral Holdings I, L.P.

The following entities own the equity interests set forth below:

Debtor	Collateral	% of Interests Owned	Class of Interests
Alesco Loan Holdings Trust	Alesco Real Estate Holdings, LLC	100%	Membership Interests/Units
Alesco Loan Holdings Trust	Kleros Real Estate CDO I, Ltd.	100%	Preferred
Alesco Real Estate Holdings, LLC	Kleros Real Estate CDO I, Ltd.	100%	Common
Alesco TPS Holdings, LLC	Alesco Holdings, Ltd.	100%	Common
Alesco TPS Holdings, LLC	Alesco Funding, LLC	100%	Membership Interests/Units
Alesco Holdings, Ltd.	Alesco Preferred Funding XVII, Ltd.	75%	Preferred
Alesco Holdings, Ltd.	Alesco Preferred Funding XVI, Ltd.	75%	Preferred
Alesco Holdings, Ltd.	Alesco Preferred Funding XV, Ltd.	73.72%	Preferred
Alesco Holdings, Ltd.	Alesco Preferred Funding XIV, Ltd.	75%	Preferred
Alesco Holdings, Ltd.	Alesco Preferred Funding XI, Ltd.	77.73%	Preferred
Alesco Holdings, Ltd.	Kleros Preferred Funding VII, Ltd.	40%	Preferred
Alesco Holdings, Ltd.	Kleros Preferred Funding V, PLC	35.29%	Preferred
Alesco Holdings, Ltd.	Libertas Preferred Funding III, Ltd.	12.5%	Preferred
Alesco Holdings, Ltd.	Libertas Preferred Funding IV, Ltd.	25.33%	Preferred
Alesco Holdings, Ltd.	Libertas Preferred Funding I, Ltd.	10.53%	Preferred
Alesco Warehouse Conduit, LLC	Alesco Securities, LLC	100%	Membership Interests/Units

Debtor	Collateral	% of Interests Owned	Class of Interests
Sunset Financial Holdings, LLC	Sunset Loan Holdings Trust	100%	Common
Sunset Financial Holdings, LLC	Sunset TPS Holdings, LLC	100%	Membership Interests/Units
Sunset Loan Holdings Trust	Sunset Real Estate Holdings, LLC	100%	Membership Interests/Units
Sunset Loan Holdings Trust	Kleros Real Estate CDO II, Ltd.	100%	Preferred
Sunset TPS Holdings, LLC	Sunset Funding, LLC	100%	Membership Interests/Units
Sunset TPS Holdings, LLC	Sunset Holdings, Ltd.	100%	Common
Sunset Real Estate Holdings, LLC	Kleros Real Estate CDO II, Ltd.	100%	Common
Sunset Holdings, Ltd.	Emporia Preferred Funding III, Ltd.	79.49%	Preferred
Sunset Holdings, Ltd.	Emporia Preferred Funding II, Ltd.	59%	Preferred
Sunset Holdings, Ltd.	Alesco Preferred Funding XII, Ltd.	55%	Preferred
Sunset Funding, LLC	Alesco CLO Funding, LLC	100%	Membership Interests/Units
Sunset Funding, LLC	Emporia Preferred Funding IV, Ltd.	100%	Common
Kleros Real Estate IV Common Holdings, LLC	Kleros Real Estate CDO IV, Ltd.	100%	Common
Sunset Investment Vehicle, LLC	Alesco Collateral Holdings I, L.P.	50%	Partnership

Schedule 5.19

Perfection and Priority - Borrower & Subsidiary Guarantors

All financing statements related to entities mentioned below shall be filed with the Secretary of State for the State of Delaware.

Brigadier Capital Management, LLC

Alesco Collateral Holdings I, L.P.

Alesco Funding, LLC

Alesco Loan Holdings, LLC

Alesco Securities, LLC

Alesco TPS Holdings, LLC

Alesco Warehouse Conduit, LLC

Brigadier GP, LLC

Cira ECM, LLC, f/k/a Emporia Capital Management, LLC

Cohen & Company Financial Management, LLC

Cohen & Company Funding, LLC

Cohen & Company Management, LLC

Cohen & Company Ventures, LLC

Cohen Bros. Acquisitions, LLC

Cohen Brothers, LLC, d/b/a Cohen & Company

Dekania Capital Management, LLC

Dekania Investors, LLC

Strategos Capital Management, LLC

Sunset Financial Holdings, LLC

Sunset Funding, LLC

Sunset Investment Vehicle, Inc.

Sunset TPS Holdings, LLC

All financing statements related to entities mentioned below shall be filed with the Secretary of State for the State of Maryland

Alesco Loan Holdings Trust

Sunset Loan Holdings Trust

Perfection of a Security Interest in this entity below shall be done in compliance with Cayman Island Law.

Alesco Holdings, Ltd.

Sunset Holdings, Ltd.

Cohen Asia Investments Ltd.

Schedule 5.20

Commercial Tort Claims

None

Schedule 5.21

Letter of Credit Rights

$992,000 Letter of Credit for the benefit of Cohen & Company for the sublease of 135 East 57th, 22nd Floor, New York office space.

Schedule 6.22(b)

Excluded AFN Subsidiaries Following Merger

Alesco Real Estate Holdings, LLC

Kleros Real Estate III Common Holdings LLC

Kleros Real Estate IV Common Holdings LLC

Sunset Real Estate Holdings, LLC

SCHEDULE 6.23

POST CLOSING REQUIREMENTS

None.

Schedule 7.4(a)

Transactions with Affiliates and Subsidiaries

Monthly rental charge of $4,162 to RAIT Financial Trust for Cira Centre Office Space.

Unsecured Subordinated Promissory Note dated June 25, 2008 with Christopher Ricciardi for $1,051,193.44. The Subordinated Note mature on June 20, 2013 and bear interest at an annual rate of 12%. A portion of this interest, 9%, is payable in cash semiannually on May 1 and November 1 of each year commencing on November 1, 2008. The remaining portion, 3%, is paid in-kind at an annual rate of 3% which is also payable semiannually. All accrued in-kind interest will be added to the unpaid principal balance of the Subordinated Notes on each May 1 and November 1, and thereafter the increased principal balance shall accrue interest at the annual rate of 12%.

Unsecured Subordinated Promissory Note dated June 25, 2008 with Daniel Cohen for $2,102,386.87. The Subordinated Note mature on June 20, 2013 and bear interest at an annual rate of 12%. A portion of this interest, 9%, is payable in cash semiannually on May 1 and November 1 of each year commencing on November 1, 2008. The remaining portion, 3%, is paid in-kind at an annual rate of 3% which is also payable semiannually. All accrued in-kind interest will be added to the unpaid principal balance of the Subordinated Notes on each May 1 and November 1, and thereafter the increased principal balance shall accrue interest at the annual rate of 12%.

Unsecured Subordinated Promissory Note dated June 25, 2008 with Cohen Financial Group, Inc. for $6,307,160.62. The Subordinated Note mature on June 20, 2013 and bear interest at an annual rate of 12%. A portion of this interest, 9%, is payable in cash semiannually on May 1 and November 1 of each year commencing on November 1, 2008. The remaining portion, 3%, is paid in-kind at an annual rate of 3% which is also payable semiannually. All accrued in-kind interest will be added to the unpaid principal balance of the Subordinated Notes on each May 1 and November 1, and thereafter the increased principal balance shall accrue interest at the annual rate of 12%.

In connection with the dissolution of CFG in connection with the Merger, each Class A stockholder of CFG will receive a new promissory note (“New Holder Note”) evidencing Borrower’s obligation to pay to such holder its pro rata share of the original Unsecured Subordinated Promissory Note (plus any interest that is then accrued and unpaid) and which new promissory note shall otherwise have substantially the same terms and provisions as contained in the original Unsecured Subordinated Promissory Note. Mr. Cohen and Mr. Ricciardi are Class A stockholders of CFG and will receive their pro rata share of the original Unsecured Subordinated Promissory Note.

The Company externally manages AFN for an annual management and incentive fee. The Company designates some of its employees to work exclusively on management of AFN while other employees’ responsibilities include both AFN and Company matters. The base management and incentive fee otherwise payable to the Company is reduced by AFN’s proportionate share of the amount of any asset management fees that are paid to the Company in connection with any CDOs AFN invests in, based on the percentage of the most junior CDO Securities held by AFN in such CDOs.

AFN reimburses the Company for certain general and administrative expenses (e.g., pro rata share of the Company’s rent, telephone, utilities, and other office, internal and overhead expenses) related to AFN.

The Company’s bank deposits held with The Bancorp, Inc.

The Company earns management and incentive fees on its management contract with Brigadier Entities.

Under the fair value option of SFAS No. 159, the Company recognizes unrealized and realized gains and losses on its investment in Brigadier LP.

The Company recognizes dividend income on its investment in Star Asia.

The Company recognizes unrealized and realized gains and losses on its investment in Star Asia. The unrealized gains and losses and realized gains and losses, if any, are recorded as a component of principal transactions in the consolidated statements of operations.

The Company earns management and incentive fees on its management contract with EuroDekania.

The Company recognizes dividend income on its investment in EuroDekania.

The Company recognizes unrealized and realized gains and losses on its investment in EuroDekania.

The Company recognizes its share of the income or loss of Star Asia Manager as income or loss from equity method affiliates in the consolidated statements of operations. From time to time, the Company may advance Star Asia Manager funds for normal operating purposes; such advances are a component of due from related party in the consolidated balance sheets.

The Company recognizes dividend income on its investment in MFCA, as a component of principal transactions and other income in the consolidated statements of operations.

Under the fair value option of SFAS No. 159, the Company recognizes unrealized and realized gains and losses on its investment in MFCA.

Deep Value General Partner has been identified as a related party because (i) the Deep Value General Partner is an equity method affiliate of the Company; and (ii) certain employees of the Company own 50% of the Deep Value General Partner. The Company recognizes its share of the income or loss of the general partner since it is accounted for under the equity method. The income or loss is recorded as income or loss from equity method affiliates in the consolidated statements of operations.

The Company earns management and incentive fees on its management contract with Deep Value Offshore Fund

The Company began reimbursing RAIT for certain costs incurred by RAIT for office space in New York that is occupied by the Company’s chairman and principal of its majority member.